MUNIVEST
                                                              MICHIGAN
                                                              INSURED
                                                              FUND, INC.
                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 1998

                      MUNIVEST MICHIGAN INSURED FUND, INC.

The Benefits and
Risks of
Leveraging

MuniVest Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

Managed Dividend
Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

                            MuniVest Michigan Insured Fund, Inc., April 30, 1998

DEAR SHAREHOLDER

For the six months ended April 30, 1998, the Common Stock of MuniVest Michigan Insured Fund, Inc. earned $0.375 per share income dividends, which included earned and unpaid dividends of $0.061. This represents a net annualized yield of 5.45%, based on a month-end net asset value of $13.89 per share. Over the same period, the total investment return on the Fund's Common Stock was +2.44%, based on a change in per share net asset value from $13.95 to $13.89, and assuming reinvestment of $0.380 per share income dividends.

For the six months ended April 30, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.53%.

The Municipal Market Environment

During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued over $72 billion in new securities, an increase of more than 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $100 billion in investment-grade corporate bonds have been underwritten, an increase of more than 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.

It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%-88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

During the six months ended April 30, 1998, we gradually adopted a more constructive investment outlook. We believe that the current absence of inflationary pressures will continue, and further slowing of US economic growth is likely as a result of the ongoing Asian financial crisis. In our opinion, slower economic growth, coupled with minimal inflation, should result in interest rate declines. Therefore, we have used recent periods of interest rate volatility to add higher-yielding issues to the Fund's holdings. The Fund has remained fully invested in order to seek to enhance shareholder income and participate in improving fixed-income markets that we expect in the coming months.

During the period, short-term tax-exempt interest rates traded in a relatively narrow range centered around 3.50%. Recently, these interest rates rose slightly in response to temporary seasonal tax factors that should abate quickly in the coming weeks. Despite the recent moderate increase in short-term interest rates, throughout the period the leveraging of the Fund's Preferred Stock continued to generate a significant yield enhancement to Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and the yield on the Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniVest Michigan Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and
Portfolio Manager

May 29, 1998


                                     2 & 3

                            MuniVest Michigan Insured Fund, Inc., April 30, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)


             S&P   Moody's  Face                                                                                             Value
  STATE    Ratings Ratings Amount   Issue                                                                                  (Note 1a)
====================================================================================================================================
Michigan
--96.2%     AAA     Aaa   $ 1,000   Belding, Michigan, Area Schools, Refunding, UT, 6.05% due 5/01/2021 (c)                $  1,097
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     1,000   Brandon, Michigan, School District, Refunding, UT, 5% due 5/01/2026 (b)                     951
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     1,000   Byron Center, Michigan, Public Schools, Refunding, UT, 5% due 5/01/2024 (d)                 952
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     1,000   Caledonia, Michigan, Community Schools, Refunding, UT, 6.625% due 5/01/2014 (b)           1,088
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     1,625   Central Michigan University Revenue Bonds, 5.50% due 10/01/2026 (c)                       1,643
            ------------------------------------------------------------------------------------------------------------------------
                                    Coldwater, Michigan, Community Schools, UT (e):
            AAA     Aaa     1,000     6.30% due 5/01/2004 (f)                                                                 1,112
            AAA     Aaa     2,310     Refunding, 5.125% due 5/01/2023                                                         2,236
            ------------------------------------------------------------------------------------------------------------------------
                                    Delta County, Michigan, Economic Development Corporation, Environmental
                                    Improvement Revenue Bonds (Mead Escanaba Paper), DATES (a):
            NR*     P1        100     Series E, 4.15% due 12/01/2023                                                            100
            NR*     P1        400     Series F, 4.15% due 12/01/2013                                                            400
            ------------------------------------------------------------------------------------------------------------------------
                                    Detroit, Michigan, Sewage Disposal Revenue Bonds:
            AAA     Aaa     4,100     6.625% due 7/01/2001 (c)(f)                                                             4,459
            AAA     Aaa     3,000     Series A, 5% due 7/01/2027 (e)                                                          2,850
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     3,200   Detroit, Michigan, Water Supply System Revenue Bonds, Series A, 5% due 7/01/2021 (e)      3,056
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     5,250   Eastern Michigan University, General Revenue Bonds, 5.50% due 6/01/2027 (c)               5,313
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     2,000   Ferris State University, Michigan, General Revenue Refunding Bonds,
                                      5% due 10/01/2023 (b)                                                                   1,906
            ------------------------------------------------------------------------------------------------------------------------
                                    Grand Ledge, Michigan, Public Schools District, UT (e):
            AAA     Aaa     8,000     6.60% due 5/01/2004 (f)                                                                 9,025
            AAA     Aaa     1,000     6.45% due 5/01/2014                                                                     1,103
            ------------------------------------------------------------------------------------------------------------------------
                                    Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds (c):
            AAA     Aaa     7,000     6.50% due 1/01/2015                                                                     7,463
            A1+     VMIG1+    400     VRDN, 4% due 1/01/2020 (a)                                                                400
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     5,250   Grand Traverse County, Michigan, Hospital Finance Authority, Hospital Revenue
                                    Refunding Bonds (Munson Healthcare), Series A, 6.25% due 7/01/2022 (b)                    5,641
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     1,570   Grandville, Michigan, Public Schools District, Refunding, UT,
                                      6.60% due 5/01/2005 (c)(f)                                                              1,779
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     2,250   Greenville, Michigan, Public Schools Building, UT, 5.75% due 5/01/2019 (e)                2,323
            ------------------------------------------------------------------------------------------------------------------------
                                    Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility, Revenue
                                    Refunding and Improvement Bonds (Bronson Methodist) (e):
            AAA     Aaa     1,435     5.75% due 5/15/2016                                                                     1,493
            AAA     Aaa     1,000     5.875% due 5/15/2026                                                                    1,039
            AAA     Aaa     1,180     Series A, 6.375% due 5/15/2017                                                          1,281
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     1,000   Kent County, Michigan, Airport Facility Revenue Bonds
                                    (Kent County International Airport), AMT, 5% due 1/01/2028 (e)                              938
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     2,660   Kent, Michigan, Hospital Finance Authority, Health Care Revenue Bonds (Butterworth
                                    Health Systems), Series A, 5.625% due 1/15/2026 (e)                                       2,696
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     2,000   Kent, Michigan, Hospital Finance Authority, Hospital Facility,
                                    Revenue Refunding Bonds (Butterworth Hospital), Series A, 7.25% due 1/15/2013 (e)         2,407
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     1,000   Leslie, Michigan, Public Schools (Ingham and Jackson Counties), Refunding, UT, 4.875%
                                    due 5/01/2025 (c)                                                                           928
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     3,235   Lincoln Park, Michigan, School District, UT, 7% due 5/01/2006 (c)(f)                      3,782
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     1,900   Lowell, Michigan, Area Schools, Refunding, UT, 4.91%** due 5/01/2016 (c)                    729
            ------------------------------------------------------------------------------------------------------------------------
            A1      VMIG1+    500   Michigan Higher Education Student Loan Authority Revenue Bonds, VRDN, AMT,
                                    Series XII-D, 4.10% due 10/01/2015 (a)(b)                                                   500
            ------------------------------------------------------------------------------------------------------------------------
                                    Michigan Municipal Bond Authority Revenue Bonds (Local Government Loan Program),
                                    Series A (c):
            AAA     Aaa     1,000     6% due 12/01/2013                                                                       1,070
            AAA     Aaa     2,000     6.125% due 12/01/2018                                                                   2,148
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     1,425   Michigan Municipal Bond Authority Revenue Bonds (Local Government Loan Program--
                                    Marquette Building), Series D, 6.75% due 5/01/2021 (b)                                    1,537
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     4,550   Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series A,
                                       6.50% due 4/01/2023 (d)                                                                4,811
            ------------------------------------------------------------------------------------------------------------------------
                                    Michigan State Hospital Finance Authority Revenue Bonds (b):
            AAA     Aaa     1,500     (Mercy Health Services), Series Q, 5.375% due 8/15/2026                                 1,486
            AAA     Aaa     1,225     (Mercy Health Services), Series R, 5.375% due 8/15/2026                                 1,213
            AAA     Aaa     1,360     (Saint John Hospital and Medical Center), Series A, 5.25% due 5/15/2026                 1,323
            ------------------------------------------------------------------------------------------------------------------------
                                    Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
            AAA     Aaa     2,930     (Detroit Medical Center Group), Series A, 5.25% due 8/15/2027 (b)                       2,853
            AAA     Aaa     2,305     (Mercy Health Services), Series T, 6.50% due 8/15/2013 (e)                              2,552
            AAA     Aaa     3,000     (Saint John Hospital), Series A, 6% due 5/15/2013 (b)                                   3,176
            AAA     Aaa     1,460     (Sparrow Obligation Group), 6.50% due 11/15/2011 (e)                                    1,569
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     5,000   Michigan State Strategic Fund, Limited Obligation, Revenue Refunding Bonds
                                    (Detroit Edison Co. Project), Series CC, 6.95% due 9/01/2021 (c)                          5,421
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     6,500   Monroe County, Michigan, Economic Development Corporation, Limited Obligation Revenue
                                    Refunding Bonds (Detroit Edison Co. Project), Series AA, 6.95% due 9/01/2022 (c)          8,009
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     4,500   Monroe County, Michigan, PCR (Detroit Edison Co. Project), AMT, Series CC, 6.55%
                                    due 6/01/2024 (e)                                                                         4,875
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     2,000   Montrose, Michigan, School District, UT, 5.60% due 5/01/2026 (e)                          2,037
            ------------------------------------------------------------------------------------------------------------------------
                                    Northern Michigan University, Revenue Bonds (e):
            AAA     Aaa     2,000     5% due 12/01/2025                                                                       1,902
            AAA     Aaa     3,000     Refunding, 5.125% due 12/01/2020                                                        2,916
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     2,500   Northview, Michigan, Public School District, Refunding, UT, 5.80% due 5/01/2021 (e)       2,607
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     2,600   Novi, Michigan, Community School District, UT, 6.125% due 5/01/2003 (c)(f)                2,844
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     1,000   Oakland University, Michigan, General Revenue Bonds, 5.75% due 5/15/2026 (e)              1,036
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     1,000   Reeths-Puffer, Michigan, School District, Refunding, UT, 6% due 5/01/2025 (c)             1,061
            ------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniVest Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of some of the securities according to the list at right.

AMT Alternative Minimum Tax (subject to)
DATES Daily Adjustable Tax-Exempt Securities
HDA Housing Development Authority
PCR Pollution Control Revenue Bonds
RITR Residual Interest Trust Receipts
UT Unlimited Tax
VRDN Variable Rate Demand Notes


                                     4 & 5

                            MuniVest Michigan Insured Fund, Inc., April 30, 1998

SCHEDULE OF INVESTMENTS  (concluded)                              (in Thousands)

             S&P   Moody's  Face                                                                                             Value
  STATE    Ratings Ratings Amount   Issue                                                                                  (Note 1a)
====================================================================================================================================
Michigan                            Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
(concluded)                         (William Beaumont Hospital):
            AA      Aaa   $ 2,500     Series D, 6.75% due 1/01/2001 (f)                                                     $ 2,703
            A1+    VMIG1+     600     VRDN, Series L, 4.15% due 1/01/2027 (a)                                                   600
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     2,400   Three Rivers, Michigan, Community Schools (Building and Site),
                                        UT, 6% due 5/01/2006 (e)(f)                                                           2,650
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     2,000   Three Rivers, Michigan, Community Schools, Refunding, UT, 5% due 5/01/2023 (d)            1,907
            ------------------------------------------------------------------------------------------------------------------------
                                    University of Michigan, University Hospital Revenue Bonds, VRDN, Series A (a):
            A1+    VMIG1+   3,000    (Medical Service Plan), 4.10% due 12/01/2027                                             3,000
            A1+    VMIG1+     400     Refunding, 4.10% due 12/01/2019                                                           400
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     1,500   Waterford, Michigan, School District, UT, 6.25% due 6/01/2004 (c)(f)                      1,655
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     1,450   Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit Metropolitan Airport),
                                    Sub-Lien, Series A, 6.50% due 12/01/2001 (e)(f)                                           1,583
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     1,625   Western Michigan University, General Revenue Refunding Bonds, 5.125% due 11/15/2022 (c)   1,573
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     2,000   Western Michigan University, Revenue Refunding Bonds, Series B, 6.50% due 7/15/2021 (b)   2,150
            ------------------------------------------------------------------------------------------------------------------------
            AAA     Aaa     1,300   Ypsilanti, Michigan, School District, Refunding, UT, 5.75% due 5/01/2020 (c)              1,345
====================================================================================================================================
Puerto Rico
--2.3%      AAA     Aaa     3,485   Puerto Rico, RITR, Series 14, 6.37% due 7/01/2027 (e)(g)                                  3,555
====================================================================================================================================
            Total Investments (Cost--$142,034)--98.5%                                                                       150,257
            Other Assets Less Liabilities--1.5%                                                                               2,222
                                                                                                                           --------
            Net Assets--100.0%                                                                                             $152,479
                                                                                                                           ========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b)   AMBAC Insured.
(c)   FGIC Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

================================================================================
Quality Profile

The quality ratings of securities in the Fund as of April 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                    Percent of
S&P Rating/Moody's Rating                                           Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ............................................................   95.0%
Other+ .............................................................    3.5
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of April 30, 1998
=============================================================================================================================
Assets:        Investments, at value (identified cost--$142,034,210) (Note 1a).                                  $150,256,909
               Cash........................................................................                            17,107
               Receivables:
                 Interest..................................................................  $  2,888,180
                 Securities sold...........................................................     1,467,991           4,356,171
                                                                                             ------------
               Deferred organization expenses (Note 1e)....................................                             1,784
               Prepaid expenses and other assets...........................................                             8,243
                                                                                                                 ------------
               Total assets................................................................                       154,640,214
                                                                                                                 ------------
=============================================================================================================================
Liabilities:   Payables:
                 Securities purchased......................................................     1,899,110
                 Dividends to shareholders (Note 1f).......................................       162,203
                 Investment adviser (Note 2)...............................................        63,431           2,124,744
                                                                                             ------------
               Accrued expenses and other liabilities......................................                            36,164
                                                                                                                 ------------
               Total liabilities...........................................................                         2,160,908
                                                                                                                 ------------
=============================================================================================================================
Net Assets:    Net assets..................................................................                      $152,479,306
                                                                                                                 ============
=============================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized) (Note 4):
                 Preferred Stock, par value $.05 per share (2,000 shares
                 of AMPS* issued and outstanding at $25,000
                 per share liquidation preference).........................................                      $ 50,000,000
                 Common Stock, par value $.10 per share
                 (7,379,969 shares issued and outstanding) ................................  $    737,997
               Paid-in capital in excess of par............................................   102,717,370
               Undistributed investment income--net........................................       447,812
               Accumulated realized capital losses on investments--net (Note 5)                (9,646,572)
               Unrealized appreciation on investments--net.................................     8,222,699
                                                                                             ------------
               Total--Equivalent to $13.89 net asset value per share of
                 Common Stock (market price--$13.625) .....................................                       102,479,306
                                                                                                                 ------------
               Total capital...............................................................                      $152,479,306
                                                                                                                 ============
=============================================================================================================================

*     Auction Market Preferred Stock.
      See Notes to Financial Statements.


                                      6 & 7

                            MuniVest Michigan Insured Fund, Inc., April 30, 1998

STATEMENT OF OPERATIONS

                  For the Six Months Ended April 30, 1998
==================================================================================================================
Investment       Interest and amortization of premium and discount earned.......                       $ 4,149,434
Income (Note 1d):
==================================================================================================================
Expenses:        Investment advisory fees (Note 2)..............................     $    378,839
                 Commission fees (Note 4).......................................           62,835
                 Professional fees..............................................           36,195
                 Accounting services (Note 2)...................................           26,092
                 Transfer agent fees............................................           14,623
                 Directors' fees and expenses...................................           12,857
                 Listing fees...................................................            8,009
                 Custodian fees.................................................            5,989
                 Pricing fees...................................................            3,807
                 Printing and shareholder reports...............................            3,053
                 Amortization of organization expenses (Note 1e)................              289
                 Other..........................................................            7,918
                                                                                      -----------

                 Total expenses.................................................                           560,506
                                                                                                       -----------
                 Investment income--net.........................................                         3,588,928
                                                                                                       -----------
==================================================================================================================
Realized &       Realized gain on investments--net..............................                         1,153,831
Unrealized Gain  Change in unrealized appreciation on investments--net..........                        (1,516,924)
(Loss) on                                                                                              -----------
Investments      Net Increase in Net Assets Resulting from Operations...........                       $ 3,225,835
--Net (Notes                                                                                           ===========
1b, 1d & 3):
==================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Six          For the
                                                                                               Months Ended         Year Ended
                                                                                                 April 30,           October 31,
                   Increase (Decrease) in Net Assets:                                              1998                1997
===============================================================================================================================
  Operations:      Investment income--net................................................      $  3,588,928        $  7,429,850
                   Realized gain (loss) on investments--net..............................         1,153,831            (380,050)
                   Change in unrealized appreciation on investments--net.................        (1,516,924)          2,564,434
                                                                                               ------------        ------------
                   Net increase in net assets resulting from operations..................         3,225,835           9,614,234
                                                                                               ------------        ------------
===============================================================================================================================
  Dividends to     Investment income--net:
  Shareholders       Common Stock........................................................        (2,804,632)         (5,721,912)
  (Note 1f):         Preferred Stock.....................................................          (865,980)         (1,669,740)
                                                                                               ------------        ------------
                   Net decrease in net assets resulting from dividends to shareholders ..        (3,670,612)         (7,391,652)
                                                                                               ------------        ------------
===============================================================================================================================
  Net Assets:      Total increase (decrease) in net assets...............................          (444,777)          2,222,582
                   Beginning of period...................................................       152,924,083         150,701,501
                                                                                               ------------        ------------
                   End of period*........................................................      $152,479,306        $152,924,083
                                                                                               ============        ============
===============================================================================================================================
                   * Undistributed investment income--net................................      $    447,812        $    529,496
                                                                                               ============        ============
===============================================================================================================================

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended       For the Year Ended October 31,
                                                                      April 30,         ------------------------------
Increase (Decrease) in Net Asset Value:                                 1998               1997             1996
=====================================================================================================================
Per Share          Net asset value, beginning of period ...........  $      13.95       $      13.65     $      13.65
Operating                                                            ------------       ------------     ------------
Performance
                   Investment income--net .........................           .49               1.01             1.01
                   Realized and unrealized gain (loss)
                     on investments--net ..........................          (.05)               .30               --++++
                                                                     ------------       ------------     ------------
                   Total from investment operations ...............           .44               1.31             1.01
                                                                     ------------       ------------     ------------
                   Less dividends to Common Stock shareholders:
                    Investment income--net ........................          (.38)              (.78)            (.77)
                                                                     ------------       ------------     ------------
                   Effect of Preferred Stock activity:
                     Dividends to Preferred Stock shareholders:
                     Investment income--net .......................          (.12)              (.23)            (.24)
                                                                     ------------       ------------     ------------
                   Total effect of Preferred Stock activity .......          (.12)              (.23)            (.24)
                                                                     ------------       ------------     ------------
                   Net asset value, end of period .................  $      13.89       $      13.95     $      13.65
                                                                     ============       ============     ============
                   Market price per share, end of period ..........  $     13.625       $     13.313     $     12.375
                                                                     ============       ============     ============
=====================================================================================================================
Total Investment   Based on market price per share ................          5.29%++           14.32%            7.40%
Return:**                                                            ============       ============     ============
                   Based on net asset value per share .............          2.44%++            8.60%            6.32%
                                                                     ============       ============     ============
=====================================================================================================================
Ratios to          Expenses ........................................          .74%*              .75%             .77%
Average Net                                                          ============       ============     ============
Assets:***         Investment income--net .........................          4.74%*             4.89%            4.91%
                                                                     ============       ============     ============
=====================================================================================================================
Supplemental       Net assets, net of Preferred Stock,
Data:               end of period (in thousands) ..................  $    102,479       $    102,924     $    100,702
                                                                     ============       ============     ============
                   Preferred Stock outstanding, end of
                    period (in thousands) .........................  $     50,000       $     50,000     $     50,000
                                                                     ============       ============     ============
                   Portfolio turnover .............................         19.76%             22.43%           47.10%
                                                                     ============       ============     ============
=====================================================================================================================
Leverage:          Asset coverage per $1,000 ......................  $      3,050       $      3,058     $      3,014
                                                                     ============       ============     ============
=====================================================================================================================
Dividends          Investment income--net .........................  $        433       $        835     $        886
Per Share on                                                         ============       ============     ============
Preferred Stock
Outstanding:+
=====================================================================================================================

The following per share data and ratios have been derived           For the Year Ended October 31,
from information provided in the financial statements.              -------------------------------
Increase (Decrease) in Net Asset Value:                                       1995             1994
===================================================================================================
Per Share          Net asset value, beginning of period ...........    $      11.83    $      14.89
Operating                                                              ------------    ------------
Performance
                   Investment income--net .........................            1.01            1.01
                   Realized and unrealized gain (loss)
                     on investments--net ..........................            1.82           (3.06)
                                                                       ------------    ------------
                   Total from investment operations ...............            2.83           (2.05)
                                                                       ------------    ------------
                   Less dividends to Common Stock shareholders:
                    Investment income--net ........................            (.76)           (.84)
                                                                       ------------    ------------
                   Effect of Preferred Stock activity:
                     Dividends to Preferred Stock shareholders:
                     Investment income--net .......................            (.25)           (.17)
                                                                       ------------    ------------
                   Total effect of Preferred Stock activity .......            (.25)           (.17)
                                                                       ------------    ------------
                   Net asset value, end of period .................    $      13.65    $      11.83
                                                                       ============    ============
                   Market price per share, end of period ..........    $      12.25    $      10.25
                                                                       ============    ============
===================================================================================================
Total Investment   Based on market price per share ................           27.59%         (27.71%)
Return:**                                                              ============    ============
                   Based on net asset value per share .............           23.18%         (15.25%)
                                                                       ============    ============
===================================================================================================
Ratios to          Expenses ........................................            .77%            .76%
Average Net                                                            ============    ============
Assets:***         Investment income--net .........................            5.21%           4.98%
                                                                       ============    ============
===================================================================================================
Supplemental       Net assets, net of Preferred Stock,
Data:               end of period (in thousands) ..................    $    100,729    $     87,313
                                                                       ============    ============
                   Preferred Stock outstanding, end of
                    period (in thousands) .........................    $     50,000    $     50,000
                                                                       ============    ============
                   Portfolio turnover .............................           53.85%          49.03%
                                                                       ============    ============
===================================================================================================
Leverage:          Asset coverage per $1,000 ......................    $      3,015    $      2,746
                                                                       ============    ============
===================================================================================================
Dividends          Investment income--net .........................    $        939    $        615
Per Share on                                                           ============    ============
Preferred Stock
Outstanding:+
===================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
++    Aggregate total investment return.
++++  Amount is less than $.01 per share.

See Notes to Financial Statements.


                                     8 & 9

                            MuniVest Michigan Insured Fund, Inc., April 30, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instrument--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $28,945,793 and $33,832,234, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                              Realized          Unrealized
                                               Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ...................   $ 1,153,831       $ 8,222,699
                                            -----------       -----------
Total ...................................   $ 1,153,831       $ 8,222,699
                                            ===========       ===========
--------------------------------------------------------------------------------

As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $8,222,699, of which $8,636,269 related to appreciated securities and $413,570 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $142,034,210.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1998 was 3.79%.

As of April 30, 1998, there were 2,000 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $46,337 as commissions.

5. Capital Loss Carryforward:

At October 31, 1997, the Fund had a net capital loss carryforward of approximately $8,142,000, of which $4,333,000 expires in 2002, $3,063,000 expires in 2003 and $746,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.060534 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.


                                    10 & 11

Officers and Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
MVM

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Michigan Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16638--4/98

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